                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): June 16, 2006 (June 16, 2006)

                          Allied Security Holdings LLC
                          ----------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    333-119127              20-1379003
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(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                File Number)         Identification No.)

          3606 Horizon Drive,
          King of Prussia, PA                                    19406
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (610) 239-1260
                          ----------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 7.01 - REGULATION FD DISCLOSURE

On June 16, 2006, Allied Security Holdings LLC (the "Company") issued a press release announcing the solicitation of consents (the "Consent Solicitation") of the holders of its 11.375% senior subordinated notes due 2011 (the "Notes"), to certain provisions of the Indenture pursuant to which the Notes were issued.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. Attached as Exhibit 99.2 is certain information provided to the holders of the Notes with respect to the
Consent Solicitation.

The information contained in this Item 7.01 is being furnished and shall not be deemed "filed" with the Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933 or the Securities Exchange Act of
1934.

ITEM 9.01 EXHIBITS

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EXHIBIT NUMBER     DESCRIPTION
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99.1               Press release, dated June 16, 2006.
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99.2               Information with respect to the Consent Solicitation.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALLIED SECURITY HOLDINGS LLC

                                             By: /s/ William A. Torzolini
                                                 ------------------------
                                                 William A. Torzolini
                                                 Senior Vice President and Chief
                                                 Financial Officer

Date: June 16, 2006

                                  EXHIBIT INDEX

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EXHIBIT NUMBER     DESCRIPTION
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99.1               Press release, dated June 16, 2006.
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99.2               Information with respect to the Consent Solicitation.
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